UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2014

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

            New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525 (Commission File Number)	11-2621692 (IRS Employer Identification No.)

355 South Technology Dr. Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
_________________________________________________________________________________________________________________________
(Registrant’s Telephone Number, Including Area Code)

__________________________________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 20, 2014, the Board of Directors of CVD Equipment Corp. (the “Company”) appointed Dr. Steven Aragon, 53 as Chief Operating Officer of the Company.

Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. Dr. Aragon is the holder of five process equipment design patents. He was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer & Senior-Vice President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, Dr. Aragon served as Vice President – Engineering at Stion Corp of San Jose, CA, a maker of nanostructure-based CIGSS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels. Dr. Aragon also served as the Vice President– Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

There are no family relationships between Dr. Aragon and any executive officer or director of the Company or any person nominated to become an executive officer or director.

Dr. Aragon will receive a base salary which is payable at the rate of $175,000 per year.  In addition, he has been granted options to purchase 100,000 shares of the Company’s common stock at a price per share equal to the closing price of a share of the Company’s common stock on the business date prior to the commencement of his employment.  The options vest in five equal annual installments beginning October 20, 2015, provided that Dr. Aragon is still employed by the Company.  In addition, commencing on October 20, 2015, and on each anniversary thereafter, (provided that he is still employed by the Company), Dr. Aragon shall be entitled to receive shares of the Company’s restricted common stock valued at $25,000 based upon the CVD share price on the business day prior.

There are no other arrangements or understandings between Dr. Aragon and any other person pursuant to which Dr. Aragon was appointed as Chief Operating Officer of the Company. Dr. Aragon has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated October 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION

Date: October 24, 2014	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)